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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2002

Magellan Health Services, Inc. (Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	1-6639 (Commission File Number)	58-1076937 (IRS Employer Identification No.)
6950 Columbia Gateway Drive Suite 400 Columbia, Maryland (Address of Principal Executive Offices)	21046 (Zip Code)
Registrant's telephone number, including area code: (410) 953-1000
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

        Attached and incorporated herein by reference as Exhibits 99.1 and 992., respectively, are copies of Statements Under Oath, dated August 13, 2002, of the Principal Financial Officer and the Principal Executive Officer of Magellan Health Services, Inc. regarding facts and circumstances relating to Exchange Act Filings.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)
Financial Statements of business acquired: Not applicable.

(b)
Pro forma financial information: Not applicable

(c)
Exhibits:

Exhibit Number	Description
99.1	Statement Under Oath of Principal Financial Officer dated August 13, 2002, Regarding Facts and Circumstances Relating to Exchange Act Filings
99.2	Statement Under Oath of Principal Executive Officer dated August 13, 2002, Regarding Facts and Circumstances Relating to Exchange Act Filings

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

By:	/s/ MARK S. DEMILIO Mark S. Demilio Executive Vice President and Chief Financial Officer

Date: August 14, 2002

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES